Kensington Managed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares			Value
		OPEN END MUTUAL FUNDS - 54.5%
		DEBT FUNDS - 54.5%
1,335,807		Fidelity Short-Term Treasury Bond Index Fund	$ 14,560,297
3,014,029		Vanguard Short-Term Federal Fund - Admiral Shares	32,973,479
		TOTAL OPEN END MUTUAL FUNDS (Cost - $47,300,020)	47,533,776

		SHORT-TERM INVESTMENTS - 45.4%
		MONEY MARKET FUNDS - 45.4%
21,200,000		Fidelity Investments Treasury Only Portfolio Institutional Class 0.53% (a)	21,200,000
436,778		First American Government Obligations Fund - Class X 0.43% (a)	436,778
18,000,000		Invesco Government & Agency Portfolio Institutional Class 0.43% (a)	18,000,000
		TOTAL SHORT-TERM INVESTMENTS (Cost - $ 39,636,778)	39,636,778

		TOTAL INVESTMENTS - 99.9% (Cost - $86,936,798)	$ 87,170,554
		OTHER ASSETS LESS LIABILITIES - 0.1%	44,331
		NET ASSETS - 100.0%	$ 87,214,885

	(a)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

Kensington Managed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

The following is a summary of significant accounting policies followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Security Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.   Short-term debt obligations having 60 days or less remaining until maturity, from time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust's Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The committee may also enlist third party consultants such as a valuation specialst at a public accounting firm, valuation consultant  or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund's assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Open End Mutual Funds	$ 47,533,776	$ -	$ -	$ 47,533,776
Short-Term Investments	39,636,778		-	39,636,778
Total	$ 87,170,554	$ -	$ -	$ 87,170,554

*   Please refer to the Portfolio of Investments for industry classifications.

The Fund did not hold Level 3 securities during the period.

Exchange Traded Funds –  The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN") Risk - ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

The identified cost of investments in securities owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at March 31, 2020 , were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 86,936,798	$ 233,756	$ -	$ 233,756

The Fund currently invests a portion of its assets in the Vanguard Short-Term Federal Fund ("Vanguard"). The Fund may redeem its investment from Vanguard at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Fund will be directly affected by the performance of Vanguard. The financial statements of Vanguard, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s portfolio of investments. The percentage of the Fund's investment in Vanguard at March 31, 2020 was 37.8%.